EXELON CORPORATION
                                              Earnings Release Attachments
                                                   Table of Contents


Consolidating Statements of Income - Three Months Ended September 30, 2003 and 2002                                  1

Consolidating Statements of Income - Nine Months Ended September 30, 2003 and 2002                                   2

Business Segment Comparative Income Statements - Energy Delivery and Generation                                      3

Business Segment Comparative Income Statements - Enterprises and Corporate and Eliminations                          4

Consolidated Balance Sheets                                                                                          5

Consolidated Statements of Cash Flows                                                                                6

Reconciliation of Adjusted (Non-GAAP) Operating Earnings to Consolidated Statements of Income -
     Three Months Ended September 30, 2003 and 2002                                                                  7

Reconciliation of Adjusted (Non-GAAP) Operating Earnings to Consolidated Statements of Income -
     Nine Months Ended September 30, 2003 and 2002                                                                   8

Reconciliation of Adjusted (Non-GAAP) Operating Earnings Per Diluted Share to GAAP Earnings
         (Loss) Per Diluted Share                                                                                    9

Reconciliation of Adjusted (Non-GAAP) Operating Earnings Per Diluted Share to GAAP Earnings Per Diluted Share       10

Electric Sales Statistics                                                                                           11

Energy Delivery Sales Statistics - Three Months Ended September 30, 2003 and 2002                                   12

Energy Delivery Sales Statistics - Nine Months Ended September 30, 2003 and 2002                                    13

Exelon Generation Power Marketing Statistics                                                                        14


                                                        EXELON CORPORATION
                                                Consolidating Statements of Income
                                                           (unaudited)
                                                          (in millions)


                                                                          Three Months Ended September 30, 2003
                                                         -----------------------------------------------------------------------
                                                            Energy                                                    Exelon
                                                           Delivery   Generation    Enterprises    Corp/Elim       Consolidated
                                                         -----------  -----------   -----------    ----------    ---------------
Operating revenues                                          $ 2,886      $ 2,537         $ 437      $ (1,419)           $ 4,441

Operating expenses
 Purchased power                                              1,373        1,240            69        (1,370)             1,312
 Fuel                                                            28          449            75            (1)               551
 Impairment of Exelon Boston Generating, LLC                      -          945             -             -                945
 Operating and maintenance                                      491          530           263           (58)             1,226
 Depreciation and amortization                                  231           51             3             8                293
 Taxes other than income                                         99           28             3             1                131
                                                         -----------  -----------   -----------    ----------    ---------------

 Total operating expenses                                     2,222        3,243           413        (1,420)             4,458
                                                         -----------  -----------   -----------    ----------    ---------------

Operating income (loss)                                         664         (706)           24             1                (17)

Other income and deductions
 Interest expense                                              (182)         (25)           (2)           (8)              (217)
 Distributions on preferred securities of subsidiaries           (8)           -             -             -                 (8)
 Equity in earnings (losses) of unconsolidated affiliates         -           53            (1)           (3)                49
 Other, net                                                       5          (30)            5            (1)               (21)
                                                         -----------  -----------   -----------    ----------    ---------------

 Total other income and deductions                             (185)          (2)            2           (12)              (197)
                                                         -----------  -----------   -----------    ----------    ---------------

Income (loss) before income taxes                               479         (708)           26           (11)              (214)

Income taxes                                                    176         (280)           10           (18)              (112)
                                                         -----------  -----------   -----------    ----------    ---------------

Net income (loss)                                             $ 303       $ (428)         $ 16           $ 7             $ (102)
                                                         ===========  ===========   ===========    ==========    ===============




                                                                               Three Months Ended September 30, 2002
                                                         ------------------------------------------------------------------------
                                                             Energy                                                   Exelon
                                                            Delivery  Generation    Enterprises    Corp/Elim       Consolidated
                                                         -----------  ----------    -----------    ----------    ---------------


Operating revenues                                          $ 3,162      $ 2,213         $ 509      $ (1,514)           $ 4,370

Operating expenses
 Purchased power                                              1,485        1,257            73        (1,478)             1,337
 Fuel                                                            40          273            60             -                373
 Operating and maintenance                                      407          391           349           (33)             1,114
 Depreciation and amortization                                  256           68            11            10                345
 Taxes other than income                                        162           37             1             1                201
                                                         -----------  ----------   -----------    ----------    ---------------

 Total operating expenses                                     2,350        2,026           494        (1,500)             3,370
                                                         -----------  ----------   -----------    ----------    ---------------

Operating income (loss)                                         812          187            15           (14)             1,000

Other income and deductions
 Interest expense                                              (215)         (23)           (3)           (8)              (249)
 Distributions on preferred securities of subsidiaries          (11)           -             -             -                (11)
 Equity in earnings (losses) of unconsolidated affiliates         -           87             8            (3)                92
 Other, net                                                       5           14             -            (3)                16
                                                         -----------  ----------   -----------    ----------    ---------------

 Total other income and deductions                             (221)          78             5           (14)              (152)
                                                         -----------  ----------   -----------    ----------    ---------------

Income (loss) before income taxes                               591          265            20           (28)               848

Income taxes                                                    221          102             5           (31)               297
                                                         -----------  ----------   -----------    ----------    ---------------

Net income                                                    $ 370        $ 163          $ 15           $ 3              $ 551
                                                         ===========  ==========   ===========    ==========    ===============


                                                         EXELON CORPORATION
                                                 Consolidating Statements of Income
                                                     (unaudited) (in millions)


                                                                                Nine Months Ended September 30, 2003
                                                           -----------------------------------------------------------------------
                                                             Energy                                                      Exelon
                                                            Delivery     Generation     Enterprises     Corp/Elim     Consolidated
                                                           ---------   -------------    -----------    -----------   -------------
Operating revenues                                          $ 7,850         $ 6,301        $ 1,459       $ (3,374)       $ 12,236

Operating expenses
   Purchased power                                            3,291           2,881            187         (3,284)          3,075
   Fuel                                                         285           1,156            467              -           1,908
   Impairment of Exelon Boston Generating, LLC                    -             945              -              -             945
   Operating and maintenance                                  1,234           1,473            834           (103)          3,438
   Depreciation and amortization                                657             142             23             20             842
   Taxes other than income                                      358             115              8              8             489
                                                           ---------   -------------    -----------    -----------   -------------

   Total operating expenses                                   5,825           6,712          1,519         (3,359)         10,697
                                                           ---------   -------------    -----------    -----------   -------------

Operating income (loss)                                       2,025            (411)           (60)           (15)          1,539

Other income and deductions
   Interest expense                                            (565)            (63)            (8)           (25)           (661)
   Distributions on preferred securities of subsidiaries        (30)              -              -              -             (30)
   Equity in earnings (losses) of unconsolidated affiliates       -              90              -             (8)             82
   Other, net                                                    48            (164)           (31)            (6)           (153)
                                                           ---------   -------------    -----------    -----------   -------------

   Total other income and deductions                           (547)           (137)           (39)           (39)           (762)
                                                           ---------   -------------    -----------    -----------   -------------

Income (loss) before income taxes and cumulative effect
    of change in accounting principle                         1,478            (548)           (99)           (54)            777

Income taxes                                                    558            (209)           (37)           (54)            258
                                                           ---------   -------------    -----------    -----------   -------------

Income (loss) before cumulative effect of change in
   accounting principle                                         920            (339)           (62)             -             519

Cumulative effect of change in accounting
   principle, net of income taxes                                 5             108             (1)             -             112
                                                           ---------   -------------    -----------    -----------   -------------

Net income (loss)                                             $ 925          $ (231)         $ (63)           $ -           $ 631
                                                           =========   =============    ===========    ===========   =============







                                                                            Nine Months Ended September 30, 2002
                                                           ----------------------------------------------------------------------
                                                             Energy                                                     Exelon
                                                           Delivery      Generation    Enterprises    Corp/Elim      Consolidated
                                                           ---------   -------------   -----------    ----------     ------------
Operating revenues                                          $ 7,973         $ 5,233       $ 1,475       $ (3,436)        $ 11,245

Operating expenses
   Purchased power                                            3,331           2,581           181         (3,330)           2,763
   Fuel                                                         228             706           294              5            1,233
   Operating and maintenance                                  1,131           1,234           983            (96)           3,252
   Depreciation and amortization                                745             197            46             24            1,012
   Taxes other than income                                      430             126             6              6              568
                                                           ---------   -------------   -----------    ----------     ------------

   Total operating expenses                                   5,865           4,844         1,510         (3,391)           8,828
                                                           ---------   -------------   -----------    ----------     ------------

Operating income (loss)                                       2,108             389           (35)           (45)           2,417

Other income and deductions
   Interest expense                                            (654)            (51)          (11)           (23)            (739)
   Distributions on preferred securities of subsidiaries        (34)              -             -              -              (34)
   Equity in earnings (losses) of unconsolidated affiliates       -             119             3             (8)             114
   Other, net                                                    35              54           158             (8)             239
                                                           ---------   -------------   -----------    ----------     ------------

   Total other income and deductions                           (653)            122           150            (39)            (420)
                                                           ---------   -------------   -----------    ----------     ------------

Income (loss) before income taxes and cumulative effect
    of change in accounting principle                         1,455             511           115            (84)           1,997

Income taxes                                                    547             198            46            (67)             724
                                                           ---------   -------------   -----------    ----------     ------------

Income (loss) before cumulative effect of change in
   accounting principle                                         908             313            69            (17)           1,273

Cumulative effect of change in accounting
   principle, net of income taxes                                 -              13          (243)             -             (230)
                                                           ---------   -------------   -----------    ----------     ------------

Net income (loss)                                             $ 908           $ 326        $ (174)         $ (17)         $ 1,043
                                                           =========   =============   ===========    ==========     ============



                                                         EXELON CORPORATION
                                           Business Segment Comparative Income Statements
                                                            (unaudited)
                                                           (in millions)

                                                                                       Energy Delivery
                                                            ----------------------------------------------------------------------

                                                            Three Months Ended September 30,     Nine Months Ended September 30,
                                                            --------------------------------    ---------------------------------
                                                              2003       2002       Variance      2003        2002      Variance
                                                            -------     -------     --------    -------     -------    ----------
Operating revenues                                          $ 2,886     $ 3,162     $  (276)    $ 7,850     $ 7,973     $  (123)

Operating expenses
   Purchased power                                            1,373       1,485        (112)      3,291       3,331         (40)
   Fuel                                                          28          40         (12)        285         228          57
   Operating and maintenance                                    491         407          84       1,234       1,131         103
   Depreciation and amortization                                231         256         (25)        657         745         (88)
   Taxes other than income                                       99         162         (63)        358         430         (72)
                                                            -------     -------     -------     -------     -------     -------
   Total operating expenses                                   2,222       2,350        (128)      5,825       5,865         (40)
                                                            -------     -------     -------     -------     -------     -------

Operating income                                                664         812        (148)      2,025       2,108         (83)

Other income and deductions
   Interest expense                                            (182)       (215)         33        (565)       (654)         89
   Distributions on preferred securities of subsidiaries         (8)        (11)          3         (30)        (34)          4
   Other, net                                                     5           5           -          48          35          13
                                                            -------     -------     -------     -------     -------     -------

   Total other income and deductions                           (185)       (221)         36        (547)       (653)        106
                                                            -------     -------     -------     -------     -------     -------


Income before income taxes and cumulative effect
    of change in accounting principle                           479         591        (112)      1,478       1,455          23

Income taxes                                                    176         221         (45)        558         547          11
                                                            -------     -------     -------     -------     -------     -------

Income before cumulative effect of change in
   accounting principle                                         303         370         (67)        920         908          12

Cumulative effect of change in accounting
   principle, net of income taxes                                 -           -           -           5           -           5
                                                            -------     -------     -------     -------     -------     -------


Net income                                                  $   303     $   370     $   (67)    $   925     $   908     $    17
                                                            =======     =======     =======     =======     =======     =======


                                                                                         Generation
                                                            ----------------------------------------------------------------------

                                                            Three Months Ended September 30,     Nine Months Ended September 30,
                                                            --------------------------------    ---------------------------------
                                                              2003       2002       Variance      2003        2002      Variance
                                                            -------     -------     --------    -------     -------    ----------
Operating revenues                                          $ 2,537     $ 2,213     $   324     $ 6,301     $ 5,233     $ 1,068

Operating expenses
   Purchased power                                            1,240       1,257         (17)      2,881       2,581         300
   Fuel                                                         449         273         176       1,156         706         450
   Impairment of Exelon Boston Generating, LLC                  945           -         945         945           -         945
   Operating and maintenance                                    530         391         139       1,473       1,234         239
   Depreciation and amortization                                 51          68         (17)        142         197         (55)
   Taxes other than income                                       28          37          (9)        115         126         (11)
                                                            -------     -------     -------     -------     -------     -------

   Total operating expenses                                   3,243       2,026       1,217       6,712       4,844       1,868
                                                            -------     -------     -------     -------     -------     -------

Operating income                                               (706)        187        (893)       (411)        389        (800)

Other income and deductions
   Interest expense                                             (25)        (23)         (2)        (63)        (51)        (12)
   Equity in earnings of unconsolidated affiliates               53          87         (34)         90         119         (29)
   Other, net                                                   (30)         14         (44)       (164)         54        (218)
                                                            -------     -------     -------     -------     -------     -------

   Total other income and deductions                             (2)         78         (80)       (137)        122        (259)
                                                            -------     -------     -------     -------     -------     -------

Income (loss) before income taxes and cumulative effect
    of changes in accounting principles                        (708)        265        (973)       (548)        511      (1,059)

Income taxes                                                   (280)        102        (382)       (209)        198        (407)
                                                            -------     -------     -------     -------     -------     -------

Income (loss) before cumulative effect of changes in
   accounting principles                                       (428)        163        (591)       (339)        313        (652)

Cumulative effect of changes in accounting
   principles, net of income taxes                                -           -           -         108          13          95
                                                            -------     -------     -------     -------     -------     -------

Net income (loss)                                           $  (428)    $   163     $  (591)    $  (231)    $   326     $  (557)
                                                            =======     =======     =======     =======     =======     =======

                                                         EXELON CORPORATION
                                           Business Segment Comparative Income Statements
                                                            (unaudited)
                                                           (in millions)

                                                                                           Enterprises
                                                              --------------------------------------------------------------------

                                                              Three Months Ended September 30,     Nine Months Ended September 30,
                                                              --------------------------------    --------------------------------
                                                               2003         2002     Variance      2003        2002       Variance
                                                              -------     -------    ---------    -------     -------     --------
Operating revenues                                            $   437     $   509     $   (72)    $ 1,459     $ 1,475     $   (16)

Operating expenses
  Purchased power                                                  69          73          (4)        187         181           6
  Fuel                                                             75          60          15         467         294         173
  Operating and maintenance                                       263         349         (86)        834         983        (149)
  Depreciation and amortization                                     3          11          (8)         23          46         (23)
  Taxes other than income                                           3           1           2           8           6           2
                                                              -------     -------     -------     -------     -------     -------

  Total operating expenses                                        413         494         (81)      1,519       1,510           9
                                                              -------     -------     -------     -------     -------     -------

Operating income (loss)                                            24          15           9         (60)        (35)        (25)

Other income and deductions
  Interest expense                                                 (2)         (3)          1          (8)        (11)          3
  Equity in earnings (losses) of unconsolidated affiliates         (1)          8          (9)          -           3          (3)
  Other, net                                                        5           -           5         (31)        158        (189)
                                                              -------     -------     -------     -------     -------     -------

  Total other income and deductions                                 2           5          (3)        (39)        150        (189)
                                                              -------     -------     -------     -------     -------     -------

Income (loss) before income taxes and cumulative
   effect of changes in accounting principles                      26          20           6         (99)        115        (214)

Income taxes                                                       10           5           5         (37)         46         (83)
                                                              -------     -------     -------     -------     -------     -------

Income (loss) before cumulative effect of
  changes in accounting principles                                 16          15           1         (62)         69        (131)

Cumulative effect of changes in accounting
  principles, net of income taxes                                   -           -           -          (1)       (243)        242
                                                              -------     -------     -------     -------     -------     -------

Net income (loss)                                             $    16     $    15     $     1     $   (63)    $  (174)    $   111
                                                              =======     =======     =======     =======     =======     =======


                                                                                     Corporate and Eliminations
                                                              --------------------------------------------------------------------

                                                              Three Months Ended September 30,     Nine Months Ended September 30,
                                                              --------------------------------    --------------------------------
                                                               2003         2002     Variance      2003        2002       Variance
                                                              -------     -------    ---------    -------     -------     --------

Operating revenues                                            $(1,419)    $(1,514)    $    95     $(3,374)    $(3,436)    $    62

Operating expenses
  Purchased power                                              (1,370)     (1,478)        108      (3,284)     (3,330)         46
  Fuel                                                             (1)          -          (1)          -           5          (5)
  Operating and maintenance                                       (58)        (33)        (25)       (103)        (96)         (7)
  Depreciation and amortization                                     8          10          (2)         20          24          (4)
  Taxes other than income                                           1           1           -           8           6           2
                                                              -------     -------     -------     -------     -------     -------

  Total operating expenses                                     (1,420)     (1,500)         80      (3,359)     (3,391)         32
                                                              -------     -------     -------     -------     -------     -------

Operating income (loss)                                             1         (14)         15         (15)        (45)         30

Other income and deductions
  Interest expense                                                 (8)         (8)          -         (25)        (23)         (2)
  Equity in earnings (losses) of
   unconsolidated affiliates                                       (3)         (3)          -          (8)         (8)          -
  Other, net                                                       (1)         (3)          2          (6)         (8)          2
                                                              -------     -------     -------     -------     -------     -------

  Total other income and deductions                               (12)        (14)          2         (39)        (39)          -
                                                              -------     -------     -------     -------     -------     -------


Income (loss) before income taxes                                 (11)        (28)         17         (54)        (84)         30

Income taxes                                                      (18)        (31)         13         (54)        (67)         13
                                                              -------     -------     -------     -------     -------     -------

Net income (loss)                                             $     7     $     3     $     4         $ -     $   (17)    $    17
                                                              =======     =======     =======     =======     =======     =======

                                                    EXELON CORPORATION
                                                Consolidated Balance Sheets
                                                        (unaudited)
                                                       (in millions)

                                                                               September 30,             December 31,
                                                                                    2003                     2002
                                                                             -------------------      -------------------
 Current assets
     Cash and cash equivalents                                                            $ 604                    $ 469
     Restricted cash                                                                        318                      396
     Accounts receivable, net
        Customers                                                                         1,952                    2,076
        Other                                                                               270                      284
     Receivable from unconsolidated affiliate                                                 -                       39
     Inventories - fossil fuel                                                              198                      175
     Inventories - materials and supplies                                                   289                      306
     Other                                                                                  429                      380
     Assets held for sale                                                                   109                        -
                                                                             -------------------      -------------------

          Total current assets                                                            4,169                    4,125
                                                                             -------------------      -------------------

 Property, plant and equipment, net                                                      19,476                   17,126

 Deferred debits and other assets
     Regulatory assets                                                                    5,304                    5,993
     Nuclear decommissioning trust funds                                                  3,404                    3,053
     Investments                                                                          1,198                    1,403
     Goodwill                                                                             4,734                    4,992
     Other                                                                                  859                      793
                                                                             -------------------      -------------------

          Total deferred debits and other assets                                         15,499                   16,234
                                                                             -------------------      -------------------

 Total assets                                                                          $ 39,144                 $ 37,485
                                                                             ===================      ===================

 Liabilities and shareholders' equity
 Current liabilities
     Notes payable                                                                         $ 82                    $ 681
     Notes payable to unconsolidated affiliate                                              326                      534
     Long-term debt due within one year                                                   2,067                    1,402
     Accounts payable                                                                     1,692                    1,607
     Accrued expenses                                                                     1,242                    1,354
     Other                                                                                  287                      296
     Liabilities held for sale                                                               57                        -
                                                                             -------------------      -------------------

          Total current liabilities                                                       5,753                    5,874
                                                                             -------------------      -------------------

 Long-term debt                                                                          12,468                   13,127
 Long-term debt to affiliate                                                                103                        -
 Mandatorily redeemable preferred securities                                                422                        -

 Deferred credits and other liabilities
     Deferred income taxes                                                                3,798                    3,702
     Unamortized investment tax credits                                                     291                      301
     Nuclear decommissioning liability for retired plants                                     -                    1,395
     Asset retirement obligation                                                          2,481                        -
     Pension obligation                                                                   1,609                    1,959
     Non-pension postretirement benefits obligation                                       1,033                      877
     Spent nuclear fuel obligation                                                          865                      858
     Regulatory liabilities                                                                 880                        -
     Other                                                                                1,026                      978
                                                                             -------------------      -------------------

          Total deferred credits and other liabilities                                   11,983                   10,070
                                                                             -------------------      -------------------

 Minority interest of consolidated subsidiaries                                               1                       77
 Preferred securities of subsidiaries                                                        87                      595

 Shareholders' equity
     Common stock                                                                         7,226                    7,059
     Deferred compensation                                                                    -                       (1)
     Retained earnings                                                                    2,210                    2,042
     Accumulated other comprehensive income (loss)                                       (1,109)                  (1,358)
                                                                             -------------------      -------------------

          Total shareholders' equity                                                      8,327                    7,742
                                                                             -------------------      -------------------

 Total liabilities and shareholders' equity                                            $ 39,144                 $ 37,485
                                                                             ===================      ===================

                                                         EXELON CORPORATION
                                                Consolidated Statements of Cash Flows
                                                             (unaudited)
                                                            (in millions)


                                                                                                        Nine Months Ended
                                                                                                          September 30,
                                                                                              -------------------------------------

                                                                                                    2003               2002
                                                                                              ------------------ ------------------
 Cash flows from operating activities
    Net income                                                                                            $ 631            $ 1,043
    Adjustments to reconcile net income to net cash flows
      provided by operating activities:
         Depreciation, amortization and accretion, including nuclear fuel                                 1,290              1,284
         Cumulative effect of changes in accounting principles (net of income taxes)                       (112)               230
         Gain on sale of investments                                                                          -               (199)
         Provision for uncollectible accounts                                                                72                107
         Deferred income taxes                                                                             (363)               293
         Equity in earnings of unconsolidated affiliates                                                    (82)              (114)
         Impairment of investments                                                                          295                 46
         Impairment of goodwill and long-lived assets                                                       950                  -
         Employee severance related expenses                                                                152                  -
         Pension and non-pension postretirement curtailment costs                                            26                  -
         Net realized (gains) losses on nuclear decommissioning trust funds                                  (9)                32
         Other operating activities                                                                          91                 56
         Changes in assets and liabilities:
             Accounts receivable                                                                            (19)              (358)
             Inventories                                                                                    (55)               (25)
             Accounts payable, accrued expenses and other current liabilities                                50                  1
             Changes in payables and receivables from unconsolidated affiliates                              18                 46
             Other current assets                                                                          (100)                68
             Pension and non-pension postretirement benefits obligations                                   (241)                22
             Other noncurrent assets and liabilities                                                        (41)               131
                                                                                              ------------------ ------------------
 Net cash flows provided by operating activities                                                          2,553              2,663
                                                                                              ------------------ ------------------

 Cash flows from investing activities
    Capital expenditures                                                                                 (1,501)            (1,534)
    Proceeds from liquidated damages                                                                         92                  -
    Proceeds from nuclear decommissioning trust funds                                                     1,880              1,184
    Investment in nuclear decommissioning trust funds                                                    (2,043)            (1,330)
    Note receivable from unconsolidated affiliate                                                            35                (42)
    Proceeds from sale of investments                                                                       186                287
    Acquisition of generating plants                                                                          -               (443)
    Other investing activities                                                                               50                 19
                                                                                              ------------------ ------------------
 Net cash flows used in investing activities                                                             (1,301)            (1,859)
                                                                                              ------------------ ------------------

 Cash flows from financing activities
    Issuance of long-term debt                                                                            2,105                956
    Retirement of long-term debt                                                                         (2,075)            (1,946)
    Change in short-term debt                                                                              (599)               428
    Issuance of debt to affiliate                                                                           103                  -
    Issuance of mandatorily redeemable preferred securities                                                 200                  -
    Retirement of mandatorily redeemable preferred securities                                              (250)               (18)
    Retirement of preferred stock                                                                           (50)                 -
    Dividends paid on common stock                                                                         (461)              (420)
    Payment on acquisition note payable to Sithe Energies, Inc.                                            (210)                 -
    Proceeds from employee stock plans                                                                      139                 64
    Contribution from minority interest of consolidated subsidiary                                            -                 43
    Change in restricted cash                                                                                78                 81
    Other financing activities                                                                              (85)               (16)
                                                                                              ------------------ ------------------
 Net cash flows used in financing activities                                                             (1,105)              (828)
                                                                                              ------------------ ------------------

 Increase (decrease) in cash and cash equivalents                                                           147                (24)
 Cash and cash equivalents at beginning of period                                                           469                485
                                                                                              ------------------ ------------------
 Cash and cash equivalents including cash classified as held for sale                                       616                461
 Cash classified as held for sale on the consolidated balance sheet                                         (12)                 -
                                                                                              ------------------ ------------------
 Cash and cash equivalents at end of period                                                               $ 604              $ 461
                                                                                              ================== ==================


                                                         EXELON CORPORATION
                                       Reconciliation of Adjusted (Non-GAAP) Operating Earnings to GAAP
                                                  Consolidated Statements of Income
                                                             (unaudited)
                                                (in millions, except per share data)


                                                    Three Months Ended September 30, 2003     Three Months Ended September 30, 2002
                                                    -------------------------------------     -------------------------------------
                                                                                  Adjusted                                 Adjusted
                                                    GAAP (a)  Adjustments        (Non-GAAP)      GAAP (a)   Adjustments   (Non-GAAP)
                                                   ---------  -----------        ----------     --------   -----------   ----------
Operating revenues                                  $ 4,441          $ -           $ 4,441      $ 4,370            $ -      $ 4,370

Operating expenses
  Purchased power                                     1,312            -             1,312        1,337              -        1,337
  Fuel                                                  551            -               551          373              -          373
  Impairment of Exelon Boston Generating, LLC           945         (945)(b)             -            -              -            -
  Operating and maintenance                           1,226         (123)(c), (d)    1,103        1,114              -        1,114
  Depreciation and amortization                         293            -               293          345              -          345
  Taxes other than income                               131           74 (e)           205          201              -          201
                                                   ---------  -----------        ----------     --------   -----------   ----------

  Total operating expenses                            4,458         (994)            3,464        3,370              -        3,370
                                                   ---------  -----------        ----------     --------   -----------   ----------

Operating income (loss)                                 (17)         994               977        1,000              -        1,000

Other income and deductions
  Interest expense                                     (217)           -              (217)        (249)             -         (249)
  Distributions on preferred securities
    of subsidiaries                                      (8)           -                (8)         (11)             -          (11)
  Equity in earnings of unconsolidated
    affiliates                                           49            3 (d)            52           92              -           92
  Other, net                                            (21)          55 (f)            34           16              -           16
                                                   ---------  -----------        ----------     --------   -----------   ----------

  Total other income and deductions                    (197)          58              (139)        (152)             -         (152)
                                                   ---------  -----------        ----------     --------   -----------   ----------

Income (loss) before income taxes                      (214)       1,052               838          848              -          848

Income taxes                                           (112)         415               303          297              -          297
                                                   ---------  -----------        ----------     --------   -----------   ----------

Net income (loss)                                    $ (102)       $ 637             $ 535        $ 551            $ -        $ 551
                                                   =========  ===========        ==========     ========   ===========   ==========


Earnings (loss) per average common share
  Basic                                             $ (0.31)      $ 1.95            $ 1.64       $ 1.71           $ -        $ 1.71
  Diluted                                           $ (0.31)      $ 1.94            $ 1.63       $ 1.70           $ -        $ 1.70

Average common shares outstanding
  Basic                                                 326                            326          323                         323
  Diluted                                               326                            329          324                         324



Effect of adjustments on earnings (loss) per average diluted common share recorded in accordance with GAAP:

  EBG impairment                                                 $ (1.74)
  Severance                                                        (0.32)
  Property tax accrual reductions                                   0.14
  Impairment of investment in Sithe Energies, Inc.                 (0.11)
  Sale of InfraSource                                               0.09
                                                              -----------

  Total adjustments                                              $ (1.94)
                                                              ===========

(a) Results reported in accordance with accounting principles generally accepted in the United States (GAAP).
(b) Adjustment for the EBG impairment recorded during the third quarter of 2003.
(c) Adjustment for the sale of InfraSource to GFI during the third quarter of 2003.
(d) Adjustment for severance and severance-related costs recorded during the third quarter of 2003.
(e) Adjustment for the reduction of property tax accruals at PECO and Generation recorded during the third quarter of 2003.
(f) Adjustment for the impairment of Exelon's investment in Sithe Energies, Inc. recorded during the third quarter of 2003.

                                                         EXELON CORPORATION
                                  Reconciliation of Adjusted (Non-GAAP) Operating Earnings to GAAP
                                                  Consolidated Statements of Income
                                                             (unaudited)
                                                (in millions, except per share data)


                                                       Nine Months Ended September 30, 2003     Nine Months Ended September 30, 2002
                                                       ------------------------------------     ------------------------------------
                                                                                    Adjusted                               Adjusted
                                                      GAAP (a)  Adjustments        (Non-GAAP)   GAAP (a)  Adjustments     (Non-GAAP)
                                                      --------  -----------        ---------   -------   -----------     ----------
Operating revenues                                   $ 12,236       $ -             $ 12,236   $ 11,245          $ -       $ 11,245

Operating expenses
  Purchased power                                       3,075         -                3,075      2,763            -          2,763
  Fuel                                                  1,908         -                1,908      1,233            -          1,233
  Impairment of Exelon Boston Generating, LLC             945      (945)(b)                -          -            -              -
  Operating and maintenance                             3,438      (212)(c),(d),(e)    3,226      3,252          (10)(i)      3,242
  Depreciation and amortization                           842         -                  842      1,012            -          1,012
  Taxes other than income                                 489        74 (f)              563        568            -            568
                                                      --------  -----------        ---------   --------  -----------     ----------

  Total operating expenses                             10,697    (1,083)               9,614      8,828          (10)         8,818
                                                      --------  -----------        ---------   --------  -----------     ----------

Operating income                                        1,539     1,083                2,622      2,417           10          2,427

Other income and deductions
  Interest expense                                       (661)        -                 (661)      (739)           -           (739)
  Distributions on preferred securities
     of subsidiaries                                      (30)        -                  (30)       (34)           -            (34)
  Equity in earnings of unconsolidated
     affiliates                                            82         3 (e)               85        114            -            114
  Other, net                                             (153)      242 (c),(g)           89        239         (198)(j)         41
                                                      --------  -----------        ---------   --------  -----------     ----------

  Total other income and deductions                      (762)      245                 (517)      (420)        (198)          (618)
                                                      --------  -----------        ---------   --------  -----------     ----------

Income before income taxes and cumulative
  effect of changes in accounting principles              777     1,328                2,105      1,997         (188)         1,809

Income taxes                                              258       514                  772        724          (84)           640
                                                      --------  -----------        ---------   --------  -----------     ----------

Income before cumulative effect of changes
  in accounting principles                                519       814                1,333      1,273         (104)         1,169

Cumulative effect of changes in accounting
  principles, net of income taxes                         112      (112)(h)                -       (230)         230 (k)          -
                                                      --------  -----------        ---------   --------  -----------     ----------

Net income                                              $ 631     $ 702              $ 1,333    $ 1,043        $ 126        $ 1,169
                                                      ========  ===========        =========   ========  ===========     ==========


Earnings per average common share
  Basic:
     Income before cumulative effect of
        changes in accounting principles               $ 1.60    $ 2.50               $ 4.10     $ 3.95      $ (0.32)        $ 3.63
     Cumulative effect of changes in accounting
        principles, net of income taxes                  0.34     (0.34)                   -      (0.71)        0.71              -
                                                      --------  -----------        ---------   --------  -----------     ----------

     Net income                                        $ 1.94    $ 2.16               $ 4.10     $ 3.24       $ 0.39         $ 3.63
                                                      ========  ===========        =========   ========  ===========     ==========

  Diluted:
     Income before cumulative effect of
        changes in accounting principles               $ 1.59    $ 2.48               $ 4.07     $ 3.93      $ (0.32)        $ 3.61
     Cumulative effect of changes in accounting
        principles, net of income taxes                  0.34     (0.34)                   -      (0.71)        0.71              -
                                                      --------  -----------        ---------   --------  -----------     ----------

     Net income                                        $ 1.93    $ 2.14               $ 4.07     $ 3.22       $ 0.39         $ 3.61
                                                      ========  ===========        =========   ========  ===========     ==========


Average common shares outstanding
  Basic                                                   325                            325        322                         322
  Diluted                                                 328                            328        324                         324



Effect of adjustments on earnings per
  average diluted common share recorded in accordance with GAAP:

  EBG impairment                                                $ (1.74)                                        $ -
  Impairment of Exelon's investment in Sithe Energies, Inc.       (0.51)                                          -
  Cumulative effect of adopting SFAS No. 143                       0.34                                           -
  Exelon Way severance                                            (0.32)                                          -
  Property tax accrual reductions                                  0.14                                           -
  March 3 ComEd Settlement Agreement                              (0.05)                                          -
  Net gain on the sale of InfraSource                                 -                                           -
  Employee severance costs                                            -                                       (0.04)
  Gain on sale of investment in AT&T Wireless                         -                                        0.36
  Cumulative effect of adopting SFAS No. 141 and SFAS No. 14          -                                       (0.71)
                                                               -----------                              -----------

  Total adjustments                                             $ (2.14)                                    $ (0.39)
                                                               ===========                              ===========


(a)  Results reported in accordance with accounting principles generally accepted in the United States (GAAP).
(b)  Adjustment for the EBG impairment recorded during the third quarter of 2003.
(c)  Adjustment for the March 3 ComEd Settlement Agreement.
(d)  Adjustment for the impairment of Exelon Enterprises' InfraSource goodwill and subsequent gain on the sale of
     InfraSource to GFI.
(e)  Adjustment for severance and severance-related costs recorded during the third quarter of 2003.
(f)  Adjustment for the reduction of property tax accruals at PECO and Generation recorded during the third quarter of
     2003.
(g)  Adjustment for the impairments of Generation's investment in Sithe Energies, Inc. recorded during the first and third quarters of 2003.
(h)  Adjustment for the cumulative effect of adopting SFAS No. 143.
(i)  Adjustment for severance costs of $10 million pre-tax primarily related to executive severance. Not all of the severance expense was tax deductible.
(j)  Adjustment for the sale of investment in AT&T Wireless.
(k)  Adjustment for the cumulative effect of adopting SFAS No. 141 and SFAS No. 142 reflecting the impairment of Exelon
     Enterprises' goodwill and the benefit of AmerGen's negative goodwill.


                                      EXELON CORPORATION
                    Reconciliation of Adjusted (Non-GAAP) Operating Earnings
                 Per Diluted Share to GAAP Earnings (Loss) Per Diluted Share
        Three Months Ended September 30, 2003 vs. Three Months Ended September 30, 2002

2002 GAAP Earnings per Diluted Share                                                   $ 1.70

         Year Over Year Effects on Earnings:
               Energy Margins:
                   Weather Impact (1)                                                   (0.14)
                   Lower CTCs Recovered (2)                                             (0.09)
                   Generation (3)                                                        0.17
                   Other                                                                (0.01)
               Higher Operating and Maintenance Expense (O&M) - Storm Costs (4)         (0.07)
               Lower O&M - Other (5)                                                     0.11
               Lower Non-Energy Margins at Enterprises (6)                              (0.10)
               Lower Interest Expense (7)                                                0.08
               Lower Equity in Earnings of Unconsolidated Subsidiaries (8)              (0.04)
               ENE Acquisition Effect (9)                                               (0.02)
               Other                                                                     0.04
                                                                                   -----------

2003 Adjusted (Non-GAAP) Operating Earnings                                              1.63

         2003 Adjusted (Non-GAAP) Operating Earnings Adjustments:
               Exelon Boston Generating (EBG) Impairment (10)                           (1.74)
               Severance (11)                                                           (0.32)
               Property Tax Accrual Reductions (12)                                      0.14
               Impairment of Investment in Sithe Energies, Inc. (13)                    (0.11)
               Sale of InfraSource (14)                                                  0.09
                                                                                   -----------

2003 GAAP Loss per Diluted Share                                                       $(0.31)
                                                                                   ===========

(1)  Primarily related to cooler summer weather in 2003 as compared to 2002.

(2)  Reflects a decrease in the CTC rates recovered by ComEd due to increased wholesale market price of electricity, net of increased mitigation factors.

(3)  Primarily related to increased market sales of electricity at higher prices by Generation along with reductions in capacity payments to Midwest Generation. Excludes the effect of the acquisition of Sithe New England (currently known as Exelon New England (ENE)) in
     November 2002.

(4)  Reflects increased storm costs in the Energy Delivery service territories.

(5)  Reflects reduced operating expenses, excluding severance charges, storm costs at Energy
     Delivery, gain on the sale of InfraSource and the effect of the acquisition of ENE, primarily due to decreased salaries and wages at Energy Delivery, decreased environmental reserves at ComEd and the deployment of automated meter reading technology at PECO.

(6)  Reflects lower non-energy margins at Enterprises, primarily InfraSource, due to an overall decline in revenue.

(7)  Reflects lower interest expense, excluding the effect of the acquisition of ENE, due to refinancing of existing debt at lower interest rates and the gradual retirement of ComEd's
     Transitional Trust Notes.

(8)  Reflects lower equity in earnings of unconsolidated affiliates, excluding the effect of the acquisition of ENE in November 2002, related to AmerGen and Sithe Energies, Inc.

(9)  Reflects the effect on net income of the acquisition of ENE, excluding the impairments of
     EBG and Sithe Energies, Inc.

(10) Reflects the impairment of the EBG assets recorded by Generation during the third quarter of 2003.

(11) Reflects severance and severance-related costs recorded during the third quarter of 2003.

(12) Reflects the reduction of certain property tax accruals at PECO and Generation during the third quarter of 2003.

(13) Reflects an additional impairment of the investment held by Generation in Sithe Energies,
     Inc. recorded during the third quarter of 2003.

(14) Reflects a gain on the sale of the electric construction and services, underground and telecom businesses of InfraSource Inc. recorded during the third quarter of 2003.

                                 EXELON CORPORATION
                Reconciliation of Adjusted (Non-GAAP) Operating Earnings
                     Per Diluted Share to GAAP Earnings Per Diluted Share
    Nine Months Ended September 30, 2003 vs. Nine Months Ended September 30, 2002


2002 GAAP Earnings per Diluted Share                                         $ 3.22

         2002 Adjusted (Non-GAAP) Operating Earnings Adjustments:
             Cumulative Effect of Adopting SFAS No. 142                        0.71
             Gain on the Sale of Investment in AT&T Wireless (1)              (0.36)
             Severance (2)                                                     0.04
                                                                       -------------

2002 Adjusted (Non-GAAP) Operating Earnings                                    3.61

         Year Over Year Effects on Earnings:
             Energy Margins:
                Generation (3)                                                 0.31
                Weather Impact (4)                                            (0.12)
                Other                                                         (0.04)
             Lower Interest Expense (5)                                        0.18
             Lower O&M (6)                                                     0.12
             Higher Investment Income (7)                                      0.09
             Lower Non-Energy Margins at Enterprises (8)                      (0.09)
             Lower Depreciation and Amortization Expense (9)                   0.08
             ENE Acquisition Effect (10)                                      (0.06)
             Other                                                            (0.01)
                                                                       -------------

2003 Adjusted (Non-GAAP) Operating Earnings                                    4.07

         2003 Adjusted (Non-GAAP) Operating Earnings Adjustments:
             Exelon Boston Generating (EBG) Impairment (11)                   (1.74)
             Impairment of Investment in Sithe Energies, Inc. (12)            (0.51)
             Cumulative Effect of Adopting SFAS No. 143                        0.34
             Severance (13)                                                   (0.32)
             Property Tax Accrual Reductions (14)                              0.14
             March 3 ComEd Settlement Agreement (15)                          (0.05)
             InfraSource Sale (16)                                                -
                                                                       -------------

2003 GAAP Earnings per Diluted Share                                         $ 1.93
                                                                       =============


(1) Gain on Exelon Enterprises' sale of its 49% interest in AT&T Wireless PCS of Philadelphia.

(2)  Executive severance partially offset by favorable adjustments to previous severance estimates. A portion of the executive severance was not tax deductible. As a result, the after-tax impact on earnings was $0.04 per share.

(3)  Primarily related to increased market sales of electricity at higher prices by
     Generation along with reductions in capacity payments to Midwest Generation.
     Excludes the effect of the acquisition of Sithe New England (currently known as
     Exelon New England (ENE)) in November 2002.

(4) Primarily related to cooler spring and summer weather in 2003 as compared to 2002, partially offset by colder winter weather in 2003 as compared to 2002.

(5) Reflects lower interest expense, excluding the effect of the acquisition of ENE, due to refinancing of existing debt at lower interest rates and the gradual retirement of ComEd's Transitional Trust Notes.

(6)  Reflects reduced operating expenses, excluding severance charges, the effect of the acquisition of ENE, the net loss on the sale of InfraSource, Inc.
     in the second quarter of 2003 and SFAS No. 143, primarily due to decreased salaries and wages at Energy Delivery, decreased nuclear refueling outages at
     Generation and the deployment of automated meter reading technology at PECO.
     These decreases were partially offset by increased pension and postretirement benefit expense and increased storm costs in the Energy Delivery service territories.

(7)  Primarily reflects the effects of write-downs of communication and energy-related investments at Enterprises in 2002 and higher investment income related to nuclear decommissioning trust funds in 2003, partially offset by an impairment of communication and energy-related investments of Enterprises in
     2003.

(8)  Reflects lower non-energy margins at Enterprises, primarily InfraSource, due to an overall decline in revenue.

(9)  Depreciation and amortization expense, excluding SFAS No. 143 and the effect of the acquisition of ENE in November 2002, was lower primarily due to lower depreciation rates and lower recoverable transition cost amortization at ComEd, partially offset by increased depreciation related to higher depreciable plant balances, reflecting Generation's plant acquisitions in 2002 and additions at
     Energy Delivery, and higher CTC amortization at PECO.

(10) Reflects the effect on net income of the acquisition of ENE in November 2002, excluding the impairments of EBG and Sithe Energies, Inc.

(11) Reflects the impairment of the EBG assets recorded by Generation during the third quarter of 2003.

(12) Impairment of the investment held by Generation in Sithe Energies, Inc. recorded during the first and third quarters of 2003.

(13) Reflects severance and severance related costs recorded during the third quarter of 2003.

(14) Reflects the reduction of certain property tax accruals at PECO and Generation during the third quarter of 2003.

(15) Agreement reached by ComEd and various Illinois suppliers, customers, and governmental parties regarding several matters affecting ComEd's rates for electric service during the first quarter of 2003.

(16) Reflects the net impact of an impairment of goodwill related to InfraSource, Inc. in the second quarter of 2003 and the loss on the sale of the electric construction and services, underground and telecom businesses of InfraSource Inc., which closed during the third quarter of 2003.

                                                   EXELON CORPORATION
                                                Electric Sales Statistics


                                                               Three Months Ended September 30,
                                                         ---------------------------------------------
(in GWhs)                                                        2003                    2002               % Change
------------------------------------------------------   ---------------------   ---------------------   ---------------
Supply
Nuclear, excluding AmerGen                                             30,152                  29,817              1.1%
Purchased Power - Generation (a)                                       24,062                  23,425              2.7%
Fossil, excluding Sithe Energies, and Hydro (b)                         7,636                   3,931             94.3%
                                                         ---------------------   ---------------------

   Power Team Supply                                                   61,850                  57,173 (c)          8.2%
Purchased Power - Other                                                   691                     304            127.3%
                                                         ---------------------   ---------------------

   Total Electric Supply Available for Sale                            62,541                  57,477              8.8%
Less:  Line Loss and Company Use                                       (2,221)                 (2,697)           (17.6%)
                                                         ---------------------   ---------------------

   Total Supply                                                        60,320                  54,780             10.1%
                                                         =====================   =====================


Energy Sales
Retail Sales (d)                                                       35,925                  37,498             (4.2%)
Power Team Market Sales (a)                                            29,613                  21,177             39.8%
Interchange Sales and Sales to Other Utilities                            849                     997            (14.8%)
                                                         ---------------------   ---------------------

                                                                       66,387                  59,672             11.3%
Less: Distribution Only Sales                                          (6,067)                 (4,892)            24.0%
                                                         ---------------------   ---------------------

   Total Energy Sales                                                  60,320                  54,780             10.1%
                                                         =====================   =====================

                                                               Nine Months Ended September 30,
                                                         ---------------------------------------------
(in GWhs)                                                        2003                    2002               % Change
------------------------------------------------------   ---------------------   ---------------------   ---------------
Supply
Nuclear, excluding AmerGen                                             89,101                  86,127              3.5%
Purchased Power - Generation (a)                                       63,435                  59,496              6.6%
Fossil, excluding Sithe Energies, and Hydro (b)                        18,041                  10,112             78.4%
                                                         ---------------------   ---------------------

   Power Team Supply                                                  170,577                 155,735 (c)          9.5%
Purchased Power - Other                                                 1,242                     403              n.m.
                                                         ---------------------   ---------------------

   Total Electric Supply Available for Sale                           171,819                 156,138             10.0%
Less:  Line Loss and Company Use                                       (6,008)                 (6,875)           (12.6%)
                                                         ---------------------   ---------------------

   Total Supply                                                       165,811                 149,263             11.1%
                                                         =====================   =====================


Energy Sales
Retail Sales (d)                                                       97,392                  97,917             (0.5%)
Power Team Market Sales (a)                                            80,877                  61,089             32.4%
Interchange Sales and Sales to Other Utilities                          2,079                   2,221             (6.4%)
                                                         ---------------------   ---------------------

                                                                      180,348                 161,227             11.9%
Less: Distribution Only Sales                                         (14,537)                (11,964)            21.5%
                                                         ---------------------   ---------------------

   Total Energy Sales                                                 165,811                 149,263             11.1%
                                                         =====================   =====================

(a)  Purchased power and market sales do not include trading volume of 11,086 GWhs and 28,455 GWhs for the three months ended September 30, 2003 and 2002, respectively, and 28,532 GWhs and 51,260 GWhs for the nine months ended
     September 30, 2003 and 2002, respectively.

(b)  Includes supply from the acquisition of Exelon New England in November 2002 and plants acquired from TXU in April
     2002.

(c)  Certain reallocations have been made.

(d)  Includes Exelon Energy sales of 1,580 GWhs and 1,678 GWhs for the three months ended September 30, 2003 and 2002, respectively, and 4,036 GWhs and 3,839 GWhs for the nine months ended September 30, 2003 and 2002, respectively.

n.m. - not meaningful

                                                   EXELON CORPORATION
                                            Energy Delivery Sales Statistics
                                        For the Three Months Ended September 30,

                                                         ComEd                                    PECO
                                           ---------------------------------    ---------------------------------------

Electric Deliveries (GWh)                       2003       2002    % Change         2003          2002        % Change
                                           ---------------------------------    ---------------------------------------
Bundled Deliveries (a)
    Residential                                 8,197      9,121    (10.1%)           3,333        3,422         (2.6%)
    Small Commercial & Industrial               5,749      6,029     (4.6%)           1,753        2,066        (15.2%)
    Large Commercial & Industrial               1,539      2,073    (25.8%)           4,013        4,006          0.2%
    Public Authorities & Electric Railroads     1,269      1,612    (21.3%)             217          224         (3.1%)
                                           ----------------------               -------------------------

    Total Bundled Deliveries                   16,754     18,835    (11.0%)           9,316        9,718         (4.1%)
                                           ----------------------               -------------------------

Unbundled Deliveries (b)
Alternative Energy Suppliers
    Residential                                    (c)        (c)                       258          371        (30.5%)
    Small Commercial & Industrial               1,721      1,640      4.9%              520          154          n.m.
    Large Commercial & Industrial               2,934      2,192     33.9%              208          236        (11.9%)
    Public Authorities & Electric Railroads       426        299     42.5%                -            -
                                           ----------------------               -------------------------

                                                5,081      4,131     23.0%              986          761         29.6%
                                           ----------------------               -------------------------

PPO (ComEd Only)
    Small Commercial & Industrial                 884        782     13.0%
    Large Commercial & Industrial                 896      1,249    (28.3%)
    Public Authorities & Electric Railroads       428        345     24.1%
                                           ----------------------

                                                2,208      2,376     (7.1%)
                                           ----------------------               -------------------------

    Total Unbundled Deliveries                  7,289      6,507     12.0%              986          761         29.6%
                                           ----------------------               -------------------------

        Total Retail Deliveries                24,043     25,342     (5.1%)          10,302       10,479         (1.7%)
                                           ======================               =========================

Gas Deliveries (mmcf) (PECO only)                                                     9,510       11,347        (16.2%)
                                                                                =========================

Revenue (in millions)

Bundled Electric Revenue (a)
    Residential                               $ 760.0    $ 839.7     (9.5%)         $ 466.3      $ 477.8         (2.4%)
    Small Commercial & Industrial               487.1      506.7     (3.9%)           210.6        251.3        (16.2%)
    Large Commercial & Industrial                81.6      106.1    (23.1%)           291.6        295.8         (1.4%)
    Public Authorities & Electric Railroads      82.2      103.6    (20.7%)            19.4         21.4         (9.3%)
                                           ----------------------               -------------------------

    Total Bundled Electric Revenue            1,410.9    1,556.1     (9.3%)           987.9      1,046.3         (5.6%)
                                           ----------------------               -------------------------

Unbundled Electric Revenue (b)
Alternative Energy Suppliers
    Residential                                    (c)        (c)                      20.4         32.5        (37.2%)
    Small Commercial & Industrial                33.9       51.1    (33.7%)            27.6          8.5          n.m.
    Large Commercial & Industrial                41.3       60.1    (31.3%)             5.4          6.5        (16.9%)
    Public Authorities & Electric Railroads       8.1       10.4    (22.1%)               -            -
                                           ----------------------               -------------------------

                                                 83.3      121.6    (31.5%)            53.4         47.5         12.4%
                                           ----------------------               -------------------------

PPO (ComEd Only)
    Small Commercial & Industrial                65.3       57.0     14.6%
    Large Commercial & Industrial                55.6       74.2    (25.1%)
    Public Authorities & Electric Railroads      25.8       18.6     38.7%
                                           ----------------------

                                                146.7      149.8     (2.1%)
                                           ----------------------               -------------------------

    Total Unbundled Electric Revenue            230.0      271.4    (15.3%)            53.4         47.5         12.4%
                                           ----------------------               -------------------------

        Total Retail Electric Revenue         1,640.9    1,827.5    (10.2%)         1,041.3      1,093.8         (4.8%)

Wholesale Electric Revenue                       39.1       42.7     (8.4%)             3.1          8.2        (62.2%)

Other Revenue                                    56.8       67.5    (15.9%)            51.6         55.1         (6.4%)

Gas Revenue (PECO only)                           n/a        n/a                       53.0         67.0        (20.9%)
                                           ----------------------               -------------------------

        Total Revenues                      $ 1,736.8  $ 1,937.7    (10.4%)       $ 1,149.0    $ 1,224.1         (6.1%)
                                           ======================               =========================


Heating and Cooling Degree-Days               2003       2002       Normal          2003          2002         Normal
                                           --------------------------------     ---------------------------------------

    Heating Degree-Days                           117         58       127               12            4            38
    Cooling Degree-Days                           582        776       603            1,019        1,144           900



(a)  Bundled service reflects deliveries to customers taking electric service under tariffed rates, which include the cost of energy and the delivery cost of the transmission and distribution of the energy. PECO's tariffed rates also include a CTC charge.


(b)  Unbundled service reflects customers electing to receive electric generation service under the ComEd PPO option or from an alternative energy supplier. Revenue from customers choosing the ComEd PPO option includes an energy charge at market rates, transmission and distribution charge and a CTC charge. Revenue from customers choosing an alternative energy supplier includes a distribution charge and a CTC charge. Transmission charges received from alternative energy suppliers are included in wholesale and miscellaneous revenue.

(c)  On May 1, 2002, all ComEd residential customers were eligible to choose their supplier of electricity; however, as of September 30, 2003, no alternative electric supplier has sought approval from the Illinois Commerce Commission and no electric utilities have chosen to enter the ComEd residential market for the supply of electricity.

n/a - not applicable
n.m. - not meaningful

                                                         EXELON CORPORATION
                                                  Energy Delivery Sales Statistics
                                               For the Nine Months Ended September 30,


                                                                ComEd                                         PECO
                                             -----------------------------------------   -------------------------------------------

Electric Deliveries (GWh)                       2003              2002        % Change        2003             2002      % Change
                                             -----------------------------------------   -------------------------------------------
Bundled Deliveries (a)
    Residential                                     20,246         21,392       (5.4%)         8,723            7,592     14.9%
    Small Commercial & Industrial                   16,490         17,078       (3.4%)         5,065            5,704    (11.2%)
    Large Commercial & Industrial                    4,706          6,151      (23.5%)        11,190           11,285     (0.8%)
    Public Authorities & Electric Railroads          4,018          5,097      (21.2%)           692              617     12.2%
                                             -------------- --------------               -----------    -------------

    Total Bundled Deliveries                        45,460         49,718       (8.6%)        25,670           25,198      1.9%
                                             -------------- --------------               -----------    -------------

Unbundled Deliveries (b)
Alternative Energy Suppliers
    Residential                                         (c)            (c)                       708            1,720    (58.8%)
    Small Commercial & Industrial                    4,327          3,822       13.2%          1,044              253      n.m.
    Large Commercial & Industrial                    6,894          5,200       32.6%            610              351     73.8%
    Public Authorities & Electric Railroads            954            618       54.4%              -                -
                                             -------------- --------------               -----------    -------------

                                                    12,175          9,640       26.3%          2,362            2,324      1.6%
                                             -------------- --------------               -----------    -------------

PPO (ComEd Only)
    Small Commercial & Industrial                    2,546          2,384        6.8%
    Large Commercial & Industrial                    3,646          3,952       (7.7%)
    Public Authorities & Electric Railroads          1,497            861       73.9%
                                             -------------- --------------

                                                     7,689          7,197        6.8%
                                             -------------- --------------               -----------    -------------

    Total Unbundled Deliveries                      19,864         16,837       18.0%          2,362            2,324      1.6%
                                             -------------- --------------               -----------    -------------

       Total Retail Deliveries                      65,324         66,555       (1.8%)        28,032           27,522      1.9%
                                             ============== ==============               ===========    =============

Gas Deliveries (mmcf) (PECO only)                                                             64,137           56,990     12.5%
                                                                                         ===========    =============

Revenue (in millions)

Bundled Electric Revenue (a)
    Residential                                  $ 1,777.3      $ 1,881.0       (5.5%)     $ 1,121.7          $ 999.3     12.2%
    Small Commercial & Industrial                  1,289.3        1,342.9       (4.0%)         584.9            664.1    (11.9%)
    Large Commercial & Industrial                    239.8          323.8      (25.9%)         825.1            828.3     (0.4%)
    Public Authorities & Electric Railroads          247.2          296.9      (16.7%)          61.8             58.5      5.6%
                                             -------------- --------------               -----------    -------------

    Total Bundled Electric Revenue                 3,553.6        3,844.6       (7.6%)       2,593.5          2,550.2      1.7%
                                             -------------- --------------               -----------    -------------

Unbundled Electric Revenue (b)
Alternative Energy Suppliers
    Residential                                         (c)            (c)                      51.8            128.6    (59.7%)
    Small Commercial & Industrial                    106.5           93.8       13.5%           54.3             13.4      n.m.
    Large Commercial & Industrial                    133.0          101.5       31.0%           16.3              9.7     68.0%
    Public Authorities & Electric Railroads           24.8           17.6       40.9%              -                -
                                             -------------- --------------               -----------    -------------

                                                     264.3          212.9       24.1%          122.4            151.7    (19.3%)
                                             -------------- --------------               -----------    -------------

PPO (ComEd Only)
    Small Commercial & Industrial                    173.7          155.0       12.1%
    Large Commercial & Industrial                    199.7          214.3       (6.8%)
    Public Authorities & Electric Railroads           81.1           47.8       69.7%
                                             -------------- --------------

                                                    454.5          417.1         9.0%
                                            -------------- --------------                -----------    -------------

    Total Unbundled Electric Revenue                718.8          630.0        14.1%          122.4            151.7    (19.3%)
                                            -------------- --------------                -----------    -------------

       Total Retail Electric Revenue              4,272.4        4,474.6        (4.5%)       2,715.9          2,701.9      0.5%

Wholesale Electric Revenue                           89.6           92.9        (3.6%)           8.6             15.1    (43.0%)

Other Revenue                                       159.9          166.6        (4.0%)         154.7            164.0     (5.7%)

Gas Revenue (PECO only)                               n/a            n/a                       448.3            358.0     25.2%
                                            -------------- --------------                -----------    -------------

       Total Revenues                           $ 4,521.9      $ 4,734.1        (4.5%)     $ 3,327.5        $ 3,239.0      2.7%
                                            ============== ==============                ===========    =============


Heating and Cooling Degree-Days                2003              2002          Normal           2003             2002     Normal
                                            -------------- -------------- ------------   --------------- --------------------------

    Heating Degree-Days                             4,331          3,778        4,187          3,348            2,489     3,078
    Cooling Degree-Days                               693          1,077          820          1,269            1,560     1,216



(a)  Bundled service reflects deliveries to customers taking electric service under tariffed rates, which include the cost of energy and the delivery cost of the transmission and distribution of the energy. PECO's tariffed rates also include a CTC charge.

(b)  Unbundled service reflects customers electing to receive electric generation service under the ComEd PPO option or from an alternative energy supplier. Revenue from customers choosing the ComEd PPO option includes an energy charge at market rates, transmission and distribution charge and a CTC charge. Revenue from customers choosing an alternative energy supplier includes a distribution charge and a CTC charge. Transmission charges received from alternative energy suppliers are included in wholesale and miscellaneous revenue.

(c)  On May 1, 2002, all ComEd residential customers were eligible to choose their supplier of electricity; however, as of September
     30, 2003, no alternative electric supplier has sought approval from the Illinois Commerce Commission and no electric utilities have chosen to enter the ComEd residential market for the supply of electricity.

n/a - not applicable
n.m. - not meaningful



                                                       EXELON CORPORATION
                                          Exelon Generation Power Marketing Statistics


                                                           Three Months Ended September 30,    Nine Months Ended September 30,
                                                           --------------------------------    -------------------------------
                                                                 2003             2002              2003             2002
                                                           -------------      -----------      ------------     ------------
GWh Sales
  Energy Delivery and Exelon Energy                              32,237           35,996            89,700           94,646
  Market Sales                                                   29,613           21,177            80,877           61,089
                                                           -------------      -----------      ------------     ------------

  Total Sales (a)                                                61,850           57,173           170,577          155,735
                                                           =============      ===========      ============     ============

Average Margin ($/MWh)
  Average Realized Revenue
     Energy Delivery and Exelon Energy                          $ 41.51          $ 40.56           $ 35.45          $ 34.86
     Market Sales                                                 38.43            35.50             37.11            31.55
     Total Sales - without trading                                40.03            38.69             36.24            33.56

  Average Purchased Power and Fuel Cost - without trading       $ 27.31          $ 26.66           $ 23.67          $ 21.04

  Average Margin - without trading                              $ 12.72          $ 12.04           $ 12.57          $ 12.52



Around-the-clock Market Prices ($/MWh)
  PJM                                                           $ 38.99          $ 34.50           $ 40.39          $ 27.00
  MAIN                                                            29.24            27.00             30.07            24.00


------------------------------------------------------------
2003 Earnings Guidance - October through December
     Around-the-clock Market Prices ($/MWh)
        PJM                                         $ 30.50
        MAIN                                          21.00
        NEPOOL                                        44.50
     Gas Prices ($/Mmbtu)
        Henry Hub                                    $ 4.78

------------------------------------------------------------



(a)  Total sales do not include trading volume of 11,086 GWhs and 28,455 GWhs for the three months ended September 30,
     2003 and 2002, respectively, and 28,532 GWhs and 51,260 GWhs for the nine months ended September 30, 2003 and 2002, respectively. Additionally, total sales include supply from the acquisition of Exelon New England in November 2002 and plants acquired from TXU in April 2002.
